James Patrick Shea, Esq.                                            EXHIBIT 99.1
Bar # JS - 00405
SHEA & CARLYON, LTD.
233 South Fourth Street, Suite 200
Las Vegas, Nevada 89101
(702) 471-7432

Peter C. Moskowitz, Esq.
New York Bar # PM - 8845
ROBERTS, SHERIDAN & KOTEL
A Professional Corporation
12 E. 49th Street, 30th Floor
New York, NY 10017
(212) 299-8600

Attorneys for Debtor and Debtor-in-Possession

                         UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF NEVADA

--------------------------------------------------:
IN RE: MEDNET, MPC CORP.,                         : Case Nos. BK-97-25800 (LBR)
MEDI-MAIL, INC., AND MEDI-CLAIM, INC.             :           BK-97-25801 (LBR)
                                                  :           BK-97-25802 (LBR)
            Debtors.                              : (Jointly Administered Under
                                                  :   Case No. 97-25800LBR)
                                                  :
                                                  : Chapter 11
--------------------------------------------------:
MEDNET, MPC CORP.,                                :
                                                  :   ADVERSARY PROCEEDING
                  Plaintiff,                      :   No.  97-2209 LBR
                                                  :
            -against-                             :
                                                  :
                                                  :
MILLER MILOVE & KOB, APC, PROFIT SHARING          : STIPULATED ORDER
PLAN & TRUST, B&M FAMILY VENTURES, A              : GRANTING DEBTOR A
PARTNERSHIP, KEVIN ELLIS, FS&J LIMITED            : PERMANENT INJUNCTION
PARTNERSHIP, HASSMAN LIMITED PARTNER-             : CONCERNING TRADING IN
SHIP, PEACEGATE ASSOCIATES, L.P. AND              : MEDNET SECURITIES
OTR/OXFORD TRANSFER & REGISTRAR                   : -----------------
AGENCY, INC.                                      : Date: August 12, 1998
                                                  : Time: 9:00 a.m.
                  Defendants.                     :
                                                  :
--------------------------------------------------:

            WHEREAS, the parties have agreed to settle the above-referenced adversary proceeding upon the terms set forth in the settlement agreement entered into by the parties (the "Settlement Agreement");

            IT IS HEREBY STIPULATED AND AGREED by the undersigned counsel for the parties as follows:

            1. The Amended Order Concerning Trading in Mednet Securities, entered January 6, 1998, is hereby a permanent injunction that shall remain in effect until the closing of the Debtor's bankruptcy case by way of final decree or otherwise.

            2. The Adversary Proceeding is hereby dismissed with each party to bear its own cost; and

            3. The Bankruptcy Court shall retain jurisdiction of this matter for all purposes, including the enforcement of the Settlement Agreement and with respect to the permanent injunction.

Dated: July 22, 1998

MILLER MILOVE & KOB                       ROBERTS, SHERIDAN & KOTEL
                                                (A Professional Corporation)


By: /s/ Brian D. Miller                   By: /s/ Peter C. Moskowitz
    -------------------------                 ---------------------------
        Brian D. Miller                           Peter C. Moskowitz

The Koll Center                           12 East 49th Street
501 West Broadway                         New York, New York 10017
San Diego, CA 92101                       (212) 299-8600
(619) 696-5200
                                                and
Attorneys for Defendants

                                          SHEA & CARLYON, LTD.
                                          233 South Fourth Street
                                          Suite 200
                                          Las Vegas, Nevada 89101
                                          (702) 471-7432

                                          Attorneys for Debtor

                                      ORDER

IT IS SO ORDERED this 3rd day of August, 1998


                                                LINDA B. RIEGLE
                                        ---------------------------------
                                        UNITED STATES BANKRUPTCY JUDGE

SUBMITTED BY:

SHEA & CARLYON, LTD.
233 South Fourth Street, Suite 200
Las Vegas, Nevada 89101
(702) 471-7432

      -and-

ROBERTS, SHERIDAN & KOTEL
A Professional Corporation
12 E. 49th Street, 30th Floor
New York, NY 10017
(212) 299-8600

Co-Attorneys for Debtors and
Debtors-in-Possession


By: /s/ Peter C. Moskowitz
    ----------------------
    Peter C. Moskowitz

REVIEWED:

OFFICE OF THE U.S. TRUSTEE


    /s/ Barry H. Jenkins
--------------------------

600 Las Vegas Blvd. So., #430
Las Vegas, NV 89101